UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

Fuller & Thaler

Behavioral Core Equity Fund

Annual Report

September 30, 2016

411 Borel Avenue, Suite 300

San Mateo, CA 94402

Fuller & Thaler Behavioral Core Equity Fund

Annual Report Commentary

September 30, 2016

For the period of October 1, 2015, through September 30, 2016, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

For the 12-month period ended September 30, 2016, Class A Shares of the Fuller & Thaler Behavioral Core Equity Fund returned 15.74% (excluding sales charge), outperforming both the Russell 2000® Index (15.47% return) and the S&P 500® Index (15.43% return).

On average, our sector allocation detracted from performance, however, our behavioral process delivered superior stock selection which allowed the fund to outperform overall. In general, we aim to deliver a portfolio with similar sector composition and risk characteristics to that of our benchmark, but we will deviate when stock-specific opportunities arise.

Our investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules-of-thumb, and have priorities beyond risk and return. We look for those mistakes. We attempt to predict when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Other investors may over-react to bad news and losses (e.g., panic). Or they may under-react to good news (e.g., not pay attention). At the individual stock level, we search for events that suggest this type of investor misbehavior. If these behaviors are present, we then check fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals – we buy the stock.

While investors make mistakes in assets classes of all types and sizes, we believe they make even more mistakes in small-cap stocks. Why? Small-cap stocks receive less attention, making mistakes even more likely. Furthermore, there are four times more small-cap stocks than large-cap stocks – providing four times the opportunity set. Our fund invests in a portfolio of U.S. small-cap stocks and delivers similar risk characteristics to the Russell 2000. It is our behavioral edge that provides an opportunity to outperform.

Overall, our fund outperformed the major US stock indexes this past year, and has outperformed since inception. Looking forward, we see many opportunities. We believe our unique, behaviorally-driven investment process will continue to identify these opportunities and allow our fund to outperform both our peers and our benchmark.

Investment Results (Unaudited)

Average Annual Total Returns* as of September 30, 2016

	One Year	Three Year	Five Year	Since Inception (9/8/11)
Fuller & Thaler Behavioral Core Equity Fund
Institutional Shares	16.14%	11.22%	18.11%	16.57%
A Shares with Load (maximum sales load of 5.50%)	9.36%	8.80%	16.40%	14.91%
A Shares without Load	15.74%	10.87%	17.73%	16.20%
Select Shares	15.86%	11.04%	17.94%	16.41%
Russell 2000® Index(a)	15.47%	6.71%	15.82%	13.94%
S&P 500® Index(b)	15.43%	11.16%	16.37%	15.12%
		Expense Ratios(c)
		Institutional Shares	A Shares	Select Shares
Gross		1.60%	1.85%	1.70%
With Applicable Waivers		0.65%	0.90%	0.75%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Core Equity Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Returns for periods greater than 1 year are annualized. Prior to October 26, 2015, the performance reflected represents that of the AllianzGI Behavioral Advantage Large Cap Fund (see Note 1).

(a) The Russell 2000® Index (“Russell 2000”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Effective 12/31/2015, the Fund’s benchmark was updated from the S&P 500 Index to the Russell 2000 as it was determined that the Russell 2000 more closely aligns with the investment strategy of the Fund. The Russell 2000 measures the performance of the small cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The S&P 500® Index is widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s prospectus dated January 28, 2016. Fuller & Thaler Asset Management, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses so that total annual operating expenses, excluding interest, taxes, brokerage fees and commission, other extraordinary expense not incurred in the ordinary course of the Fund’s business and indirect expenses such as acquired fund fees and expenses, do not exceed 0.65%, 0.90% and 0.75% for Institutional Shares, A Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 0.80%, 1.05% and 0.90% for Institutional Shares, A Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018. Additional information pertaining to the Fund’s expense ratios as of September 30, 2016 can be found on the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Investment Results – (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Core Equity Fund - Institutional shares, Russell 2000® Index and S&P 500® Index

The chart above assumes an initial investment of $1,000,000 made on September 8, 2011 (commencement of operations) and held through September 30, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

September 30, 2016

The following chart gives a visual breakdown of the Fund by sector as a percentage of the fair value of portfolio investments.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

September 30, 2016

Shares		Fair Value
Common Stocks – 91.68%

	Aerospace & Defense – 0.36%
2,300	Vectrus, Inc. *	$35,029

	Auto Components – 0.60%
800	Visteon Corp. *	57,328

	Banks – 5.94%
1,100	Central Pacific Financial Corp.	27,709
800	CNB Financial Corp.	16,928
2,800	Farmers National Banc Corp.	30,184
4,500	Financial Institutions, Inc.	121,995
4,500	First Bancorp *	23,400
600	First Community Bancshares, Inc.	14,880
1,400	MBT Financial Corp.	12,670
1,200	Northrim Bancorp, Inc.	30,900
4,700	Old Line Bancshares, Inc.	92,731
700	Peapack-Gladstone Financial Corp.	15,687
1,700	Popular, Inc.	64,974
900	Renasant Corp.	30,267
500	Southern First Bancshares, Inc. *	13,790
1,155	Southside Bancshares, Inc.	37,168
600	United Community Banks, Inc.	12,612
1,000	WashingtonFirst Bankshares, Inc.	24,610

		570,505

	Beverages – 0.69%
5,500	Primo Water Corp. *	66,715

	Building Products – 1.34%
2,200	Trex Co., Inc. *	129,184

	Capital Markets – 1.99%
1,700	Evercore Partners, Inc. – Class A	87,567
700	Hennessy Advisors, Inc.	24,829
1,100	Houlihan Lokey, Inc.	27,555
1,900	Moelis & Co. - Class A	51,091

		191,042

	Chemicals – 4.26%
2,500	KMG Chemicals, Inc.	70,825
	Chemicals – (continued)
5,600	Koppers Holdings, Inc. *	180,208
2,800	Trinseo S.A.	158,368

		409,401

	Commercial Services & Supplies – 1.91%
2,700	Quad Graphics, Inc.	72,144
8,000	Steelcase, Inc. – Class A	111,120

		183,264

	Communications Equipment – 1.08%
13,900	Extreme Networks, Inc. *	62,411
800	Plantronics, Inc.	41,568

		103,979

	Construction & Engineering – 4.45%
5,200	Comfort Systems USA, Inc.	152,412
4,300	IES Holdings, Inc. *	76,497
7,100	Quanta Services, Inc. *	198,729

		427,638

	Diversified Consumer Services – 0.74%
6,000	Cambium Learning Group, Inc. *	32,580
2,100	Collectors Universe, Inc.	38,913

		71,493

	Diversified Telecommunications Services – 2.31%
33,600	Cincinnati Bell, Inc. *	137,088
4,900	IDT Corp.	84,476

		221,564

	Electronic Equipment, Instruments & Components – 4.06%
2,300	Insight Enterprises, Inc. *	74,865
4,100	Kimball Electronics, Inc. *	56,826
1,300	PC Connection, Inc.	34,346
4,000	Sanmina Corp. *	113,880
600	SYNNEX Corp.	68,466
2,600	Vishay Precision Group, Inc. *	41,678

		390,061

See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

September 30, 2016

Shares		Fair Value
Common Stocks – (continued)

	Energy Equipment & Services – 0.64%
2,600	PHI, Inc. *	$47,242
5,900	Seadrill Ltd. *	13,983

		61,225

	Food & Staples Retailing – 2.68%
3,000	Ingles Markets, Inc. – Class A	118,620
15,000	SUPERVALU, Inc. *	74,850
2,000	Village Super Market, Inc. – Class A	64,020

		257,490

	Food Products – 0.37%
700	John B. Sanfilippo & Son, Inc.	35,931

	Health Care Equipment & Supplies – 0.93%
3,500	Cutera, Inc. *	41,720
800	Utah Medical Products, Inc.	47,840

		89,560

	Health Care Providers & Services – 5.31%
600	Amedisys, Inc. *	28,464
1,800	Civitas Solutions, Inc. *	32,868
800	CorVel Corp. *	30,720
1,400	Magellan Health, Inc. *	75,222
1,700	Owens & Minor, Inc.	59,041
4,700	Providence Service Corp./The *	228,561
2,500	Triple-S Management Corp. – Class B *	54,825

		509,701

	Health Care Technology – 0.40%
4,400	Simulations Plus, Inc.	38,808

	Hotels, Restaurants & Leisure – 5.66%
3,900	Bob Evans Farms, Inc.	149,370
6,200	Century Casinos, Inc. *	42,842
10,600	Del Frisco’s Restaurant Group, Inc. *	142,782
	Hotels, Restaurants & Leisure – (continued)
2,500	J Alexander’s Holdings, Inc. *	25,325
2,200	Marcus Corp./The	55,088
9,100	Ruth’s Hospitality Group, Inc.	128,492

		543,899

	Household Durables – 1.35%
1,600	CSS Industries, Inc.	40,928
1,300	NACCO Industries, Inc.	88,348

		129,276

	Household Products – 1.45%
3,800	Central Garden & Pet Co. – Class A *	94,240
1,200	Oil-Dri Corp of America	45,168

		139,408

	Independent Power and Renewable Electricity Producers – 1.11%
43,300	Atlantic Power Corp.	106,951

	Insurance – 4.53%
3,200	Allied World Assurance Co. Holdings AG	129,344
2,500	Ambac Financial Group, Inc. *	45,975
2,800	Genworth Financial, Inc. – Class A *	13,888
4,200	Hallmark Financial Services, Inc. *	43,218
5,500	Heritage Insurance Holdings, Inc.	79,255
200	Investors Title Co.	19,900
3,300	Maiden Holdings Ltd.	41,877
4,300	OneBeacon Insurance Group Ltd. – Class A	61,404

		434,861

	Internet Software & Services – 1.37%
8,900	Bankrate, Inc. *	75,472
3,900	DHI Group, Inc. *	30,771
2,300	Liquidity Services, Inc. *	25,852

		132,095

See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

September 30, 2016

Shares		Fair Value
Common Stocks – (continued)

	IT Services – 6.01%
700	CSG Systems International, Inc.	$28,931
300	DST Systems, Inc.	35,376
10,600	Hackett Group, Inc.	175,112
12,900	Lionbridge Technologies, Inc. *	64,500
1,000	ManTech International Corp. – Class A	37,690
7,400	Planet Payment, Inc. *	27,454
3,000	Science Applications International Corp.	208,110

		577,173

	Leisure Products – 0.53%
1,400	Johnson Outdoors, Inc. – Class A	50,918

	Life Sciences Tools & Services – 4.16%
7,300	Bruker Corp.	165,345
9,300	Enzo Biochem, Inc. *	47,337
1,400	INC Research Holdings, Inc. – Class A *	62,412
2,200	PRA Health Sciences, Inc. *	124,322

		399,416

	Machinery – 3.05%
2,100	Global Brass & Copper Holdings, Inc.	60,669
1,900	Miller Industries, Inc.	43,301
400	Omega Flex, Inc.	15,424
8,600	SPX Corp. *	173,204

		292,598

	Media – 0.53%
3,800	Reading International, Inc. – Class A *	50,730

	Metals & Mining – 0.90%
1,800	Worthington Industries, Inc.	86,454

	Mortgage Real Estate Investment Trusts (REITs) – 0.45%
2,500	Owens Realty Mortgage, Inc.	43,300

	Multi-Utilities – 0.71%
1,600	MDU Resources Group, Inc.	40,704
700	Unitil Corp.	27,342

		68,046

	Oil, Gas & Consumable Fuels – 0.74%
3,200	Evolution Petroleum Corp.	20,096
1,100	World Fuel Services Corp.	50,886

		70,982

	Personal Products – 0.59%
1,800	Nutraceutical International Corp. *	56,232

	Pharmaceuticals – 1.92%
8,500	Corcept Therapeutics, Inc. *	55,250
1,500	Heska Corp. *	81,645
1,750	Phibro Animal Health Corp. – Class A	47,565

		184,460

	Professional Services – 1.19%
2,200	CRA International, Inc. *	58,498
1,000	Heidrick & Struggles International, Inc.	18,550
1,800	Kforce, Inc.	36,882

		113,930

	Real Estate Investment Trusts (REITs) – 5.93%
9,200	Armada Hoffler Properties, Inc.	123,280
5,300	CatchMark Timber Trust, Inc. – Class A	61,957
5,880	CorEnergy Infrastructure Trust, Inc.	172,460
3,800	OUTFRONT Media, Inc.	89,870
4,300	RLJ Lodging Trust	90,429
2,100	Xenia Hotels & Resorts, Inc.	31,878

		569,874

	Real Estate Management & Development – 2.09%
2,700	HFF, Inc. – Class A *	74,763
2,200	Marcus & Millichap, Inc. *	57,530
1,800	RMR Group, Inc./The – Class A	68,292

		200,585

See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

September 30, 2016

Shares		Fair Value
Common Stocks – (continued)

	Road & Rail – 0.46%
3,300	Universal Truckload Services, Inc.	$44,286

	Semiconductors & Semiconductor Equipment – 0.78%
1,400	Alpha & Omega SemiConductor Ltd. *	30,408
3,700	DSP Group, Inc. *	44,437

		74,845

	Software – 0.47%
(a)	Zedge, Inc. – Class B *	1
11,100	Zix Corp. *	45,510

		45,511

	Specialty Retail – 1.79%
7,700	Francesca’s Holdings Corp. *	118,811
500	Winmark Corp.	52,760

		171,571

	Textiles, Apparel & Luxury Goods – 1.21%
1,700	Culp, Inc.	50,609
3,400	Perry Ellis International, Inc. *	65,552

		116,161

	Thrifts & Mortgage Finance – 2.29%
1,400	Federal Agricultural Mortgage Corp. – Class C	55,300
500	Home Bancorp, Inc.	14,000
	Thrifts & Mortgage Finance – (continued)
3,600	HomeStreet, Inc. *	90,216
3,600	NMI Holdings, Inc. – Class A *	27,432
1,700	Provident Financial Holdings, Inc.	33,252

		220,200

	Trading Companies & Distributors – 0.35%
1,900	Lawson Products, Inc. *	33,687

	Total Common Stocks (Cost $8,067,399)	8,807,367

	Cash Equivalents – 3.43%
329,680	Federated U.S. Treasury Cash Reserves – Service Shares, 0.00%(b)	329,680

	Total Cash Equivalents (Cost $329,680)	329,680

	Total Investments – 95.11% (Cost $8,397,079)	9,137,047

	Other Assets in Excess of Liabilities – 4.89%	469,385

	NET ASSETS – 100.00%	$9,606,432

(a)	Share amount is less than half a share.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2016.
*	Non-income producing security.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

Statement of Assets and Liabilities

September 30, 2016

Assets
Investments in securities at fair value (cost $8,397,079)	$9,137,047
Receivable for fund shares sold	403,015
Receivable for investments sold	288,957
Dividends receivable	6,211
Receivable from Adviser	14,633
Prepaid expenses	35,820
Total Assets	9,885,683
Liabilities
Payable for investments purchased	237,892
Payable for fund shares redeemed	27
Accrued 12b-1 fees – A Shares	1,717
Accrued Administrative services fees – Select Shares(a)	116
Payable to administrator, fund accountant, and transfer agent	6,677
Payable to trustees	140
Other accrued expenses	32,682
Total Liabilities	279,251
Net Assets	$9,606,432
Net Assets consist of:
Paid-in capital	$10,313,680
Accumulated undistributed net investment income	93,225
Accumulated undistributed net realized loss from investment transactions	(1,540,441)
Net unrealized appreciation on investments	739,968
Net Assets	$9,606,432
Institutional Shares:
Net Assets	$3,174,499
Shares outstanding (unlimited number of shares authorized, no par value)	167,313
Net asset value, offering and redemption price per share	$18.97
A Shares:
Net Assets	$4,318,644
Shares outstanding (unlimited number of shares authorized, no par value)	230,316
Net asset value and redemption price per share	$18.75
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share	$19.84
Maximum sales charge	5.50%
Select Shares(a):
Net Assets	$2,113,289
Shares outstanding (unlimited number of shares authorized, no par value)	112,097
Net asset value and redemption price per share	$18.85

(a)	P Shares were renamed Select Shares on October 23, 2015.

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the year ended September 30, 2016

Investment Income:
Dividend income (net of foreign taxes withheld of $197)	$229,766
Total investment income	229,766
Expenses:
Investment Adviser	64,909
12b-1 – A Shares	6,086
12b-1 – C Shares(a)	380
12b-1 – D Shares(a)	358
Administrative services – Select Shares(b)	571
Administration	29,327
Custodian	7,463
Fund accounting	25,889
Transfer agent	18,945
Legal	5,729
Registration	53,413
Audit	31,375
Trustee	4,242
Pricing	5,854
Printing	16,684
Overdraft fees	310
Miscellaneous	33,198
Total expenses	304,733
Fees contractually waived and reimbursed by Adviser	(225,366)
Net operating expenses	79,367
Net investment income	150,399
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,039,692)
Net realized loss on foreign currency transactions	(39)
Net change in unrealized appreciation (depreciation) of investment securities	1,066,736
Net realized and unrealized gain (loss) on investments	27,005
Net increase in net assets resulting from operations	$177,404

(a)	Effective October 23, 2015, C Shares and D Shares were converted to A Shares.
(b)	P Shares were renamed Select Shares on October 23, 2015.

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the year ended September 30, 2016	Period from December 1, 2014 through September 30, 2015(a)	For the year ended November 30, 2014
Increase (Decrease) in Net Assets due to: Operations:
Net investment income	$150,399	$578,743	$981,337
Net realized (loss) on investment securities transactions	(1,039,731)	12,166,088	6,048,044
Net change in unrealized appreciation (depreciation) of investment securities	1,066,736	(13,295,021)	3,453,370
Net increase (decrease) in net assets resulting from operations	177,404	(550,190)	10,482,751
Distributions From:
Net investment income:
Institutional Shares	(227,200)	(1,119,347)	(412,898)
A Shares	(40,148)	(151,343)	(90,468)
C Shares(b)	–	(7,028)	(1,785)
D Shares(b)	–	(33,727)	(454)
Select Shares	(265)	(2,311)	(111)
Net realized gains:
Institutional Shares	(1,854,228)	(13,174,278)	(1,759,764)
A Shares	(336,805)	(2,518,110)	(306,379)
C Shares(b)	–	(208,608)	(8,829)
D Shares(b)	–	(588,302)	(6,517)
Select Shares	(2,229)	(27,964)	(603)
	(2,460,875)	(17,831,018)	(2,587,808)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	901,044	4,329,364	44,216,425
Reinvestment of distributions	2,081,427	14,293,625	2,172,662
Amount paid for shares redeemed	(13,082,906)	(62,493,252)	(27,583,735)
Total Capital Transactions – Institutional Shares	(10,100,435)	(43,870,263)	18,805,352
A Shares:
Proceeds from shares sold	2,166,579	4,792,646	3,827,973
Shares issued in connection with Reorganization(b)	2,552,871	–	–
Reinvestment of distributions	368,436	236,093	42,711
Amount paid for shares redeemed	(1,478,847)	(11,338,632)	(3,281,256)
Total Capital Transactions – A Shares	3,609,039	(6,309,893)	589,428
C Shares(b):
Proceeds from shares sold	6,815	595,452	284,894
Shares redeemed in connection with Reorganization	(429,826)	–	–
Reinvestment of distributions	–	215,605	10,364
Amount paid for shares redeemed	(310,842)	(296,644)	(89,007)
Total Capital Transactions – C Shares	(733,853)	514,413	206,251

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	For the year ended September 30, 2016	Period from December 1, 2014 through September 30, 2015(a)	For the year ended November 30, 2014
Capital Transactions (continued):
D Shares(b):
Proceeds from shares sold	$7,358	$2,761,053	$821,450
Shares redeemed in connection with Reorganization	(2,123,045)	–	–
Reinvestment of distributions	–	621,362	6,971
Amount paid for shares redeemed	(26,679)	(1,640,311)	(49,299)
Total Capital Transactions – D Shares	(2,142,366)	1,742,104	779,122
Select Shares:
Proceeds from shares sold	1,968,894	–	92,492
Reinvestment of distributions	2,495	30,275	714
Amount paid for shares redeemed	(86,707)	(12,046)	(684)
Total Capital Transactions – Select Shares	1,884,682	18,229	92,522
Net increase (decrease) in net assets resulting from capital transactions	(7,482,933)	(47,905,410)	20,472,675
Total Increase (Decrease) in Net Assets	(9,766,404)	(66,286,618)	28,367,618
Net Assets
Beginning of period	19,372,836	85,659,454	57,291,836
End of period	$9,606,432	$19,372,836	$85,659,454
Accumulated undistributed net investment income included in net assets at end of period	$93,225	$215,914	$951,417
Share Transactions – Institutional Shares:
Shares sold	53,346	192,084	1,871,574
Shares issued in reinvestment of distributions	126,147	664,256	96,471
Shares redeemed	(844,178)	(2,891,123)	(1,134,784)
Total Share Transactions – Institutional Shares	(664,685)	(2,034,783)	833,261
Share Transactions – A Shares:
Shares sold	117,652	221,645	162,296
Shares issued in connection with Reorganization(b)	129,981	–	–
Shares issued in reinvestment of distributions	22,521	11,273	1,899
Shares redeemed	(85,474)	(577,683)	(136,703)
Total Share Transactions – A Shares	184,680	(344,765)	27,492

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	For the year ended September 30, 2016	Period from December 1, 2014 through September 30, 2015(a)	For the year ended November 30, 2014
Share Transactions – C Shares(b):
Shares sold	359	25,819	12,353
Shares issued in reinvestment of distributions	–	10,623	468
Shares redeemed in connection with Reorganization	(22,500)	–	–
Shares redeemed	(16,472)	(15,717)	(3,656)
Total Share Transactions – C Shares	(38,613)	20,725	9,165
Share Transactions – D Shares(b):
Shares sold	382	118,622	33,945
Shares issued in reinvestment of distributions	–	30,442	313
Shares redeemed in connection with Reorganization	(109,062)	–	–
Shares redeemed	(1,388)	(78,989)	(2,052)
Total Share Transactions – D Shares	(110,068)	70,075	32,206
Share Transactions – Select Shares:
Shares sold	110,957	–	3,788
Shares issued in reinvestment of distributions	152	1,427	32
Shares redeemed	(4,363)	(588)	(28)
Total Share Transactions – Select Shares	106,746	839	3,792

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	Effective October 23, 2015, C Shares and D Shares were converted to A Shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Core Equity Fund – Institutional Shares

Financial Highlights

Selected data for a share outstanding throughout each period.

	For the year ended September 30, 2016	Period ended September 30, 2015(a)		Years ended November 30,			Period ended November 30, 2011(b)
				2014	2013	2012
Net asset value, at beginning of period	$18.84	$25.83		$23.74	$19.10	$16.06	$15.00

Income from investment operations:

Net investment income (loss)(c)	0.25	0.25		0.31	0.30	0.34	0.05

Net realized and unrealized gain (loss) on investments	2.42	(0.96)		2.81	5.73	2.77	1.01

Total from investment operations	2.67	(0.71)		3.12	6.03	3.11	1.06

Distributions from:

Net investment income	(0.28)	(0.42)		(0.19)	(0.30)	(0.07)	–

Net realized gain	(2.26)	(5.86)		(0.84)	(1.09)	–	–

Total from distributions	(2.54)	(6.28)		(1.03)	(1.39)	(0.07)	–

Net asset value, at end of period	$18.97	$18.84		$25.83	$23.74	$19.10	$16.06

Total Return(d)	16.14%	(4.09	)%(e)	13.79%	34.02%	19.46%	7.07	%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$3,174	$15,677		$74,044	$48,281	$17,172	$10,705

Before waiver:

Ratio of expenses to average net assets	2.65%	0.99	%(f)(g)	0.76%	1.05%	2.32%	2.58	%(f)

After waiver:

Ratio of expenses to average net assets	0.64%	0.55	%(f)(g)	0.55%	0.55%	0.55%	0.55	%(f)

Ratio of net investment income to average net assets	1.33%	1.33	%(f)(g)	1.29%	1.44%	1.88%	1.48	%(f)

Portfolio turnover(h)	194%	108	%(e)	89%	64%	76%	0	%(e)(i)

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	For the period September 8, 2011 (commencement of operations) through November 30, 2011.
(c)	Per share net investment income has been calculated using the average shares method.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions .
(e)	Not annualized.
(f)	Annualized.
(g)	Certain expenses incurred by the Fund were not annualized.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(i)	Amount rounds to less than 1%.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Core Equity Fund – A Shares

Financial Highlights

Selected data for a share outstanding throughout each period.

	For the year ended September 30, 2016	Period ended September 30, 2015(a)		Years ended November 30,			Period ended November 30, 2011(b)
				2014	2013	2012
Net asset value, at beginning of period	$18.70	$25.67		$23.72	$19.04	$16.05	$15.00

Income from investment operations:

Net investment income(c)	0.20	0.20		0.24	0.24	0.29	0.04

Net realized and unrealized gain (loss) on investments	2.38	(0.96)		2.79	5.73	2.76	1.01

Total from investment operations	2.58	(0.76)		3.03	5.97	3.05	1.05

Distributions from:

Net investment income	(0.27)	(0.35)		(0.24)	(0.20)	(0.06)	–

Net realized gain	(2.26)	(5.86)		(0.84)	(1.09)	–	–

Total from distributions	(2.53)	(6.21)		(1.08)	(1.29)	(0.06)	–

Net asset value, at end of period	$18.75	$18.70		$25.67	$23.72	$19.04	$16.05

Total Return(d)	15.74%	(4.33	)%(e)	13.43%	33.61%	19.07%	7.00	%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$4,319	$853		$10,023	$8,607	$49	$11

Before waiver:

Ratio of expenses to average net assets	2.90%	1.27	%(f)(g)	1.02%	1.25%	2.76%	2.84	%(f)

After waiver:

Ratio of expenses to average net assets	0.89%	0.81	%(f)(g)	0.82%	0.83%	0.90%	0.90	%(f)

Ratio of net investment income to average net assets	1.32%	1.11	%(f)(g)	1.02%	1.09%	1.59%	1.14	%(f)

Portfolio turnover(h)	194%	108	%(e)	89%	64%	76%	0	%(e)(i)

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	For the period September 8, 2011 (commencement of operations) through November 30, 2011.
(c)	Per share net investment income has been calculated using the average shares method.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions and excludes any sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)	Certain expenses incurred by the Fund were not annualized.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(i)	Amount rounds to less than 1%.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Core Equity Fund – Select Shares

Financial Highlights

Selected data for a share outstanding throughout each period.

	For the year ended September 30, 2016	Period ended September 30, 2015(a)		Years ended November 30,			Period ended November 30, 2011(b)
				2014	2013	2012
Net asset value, at beginning of period	$18.77	$25.84		$23.74	$19.09	$16.05	$15.00

Income from investment operations:

Net investment income(c)	0.23	0.23		0.31	0.29	0.32	0.05

Net realized and unrealized gain (loss) on investments	2.38	(0.97)		2.78	5.71	2.79	1.00

Total from investment operations	2.61	(0.74)		3.09	6.00	3.11	1.05

Distributions from:

Net investment income	(0.27)	(0.47)		(0.15)	(0.26)	(0.07)	–

Net realized gain	(2.26)	(5.86)		(0.84)	(1.09)	–	–

Total from distributions	(2.53)	(6.33)		(0.99)	(1.35)	(0.07)	–

Net asset value, at end of period	$18.85	$18.77		$25.84	$23.74	$19.09	$16.05

Total Return(d)	15.86%	(4.21	)%(e)	13.64%	33.83%	19.43%	7.00	%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$2,113	$100		$117	$17	$13	$11

Before waiver:

Ratio of expenses to average net assets	2.75%	1.23	%(f)(g)	0.81%	1.20%	2.38%	2.70	%(f)

After waiver:

Ratio of expenses to average net assets	0.74%	0.65	%(f)(g)	0.65%	0.65%	0.65%	0.65	%(f)

Ratio of net investment income to average net assets	1.70%	1.25	%(f)(g)	1.29%	1.42%	1.76%	1.39	%(f)

Portfolio turnover(h)	194%	108	%(e)	89%	64%	76%	0	%(e)(i)

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	For the period September 8, 2011 (commencement of operations) through November 30, 2011.
(c)	Per share net investment income has been calculated using the average shares method.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Certain expenses incurred by the Fund were not annualized.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(i)	Amount rounds to less than 1%.

See accompanying notes which are an integral part of these financial statements.

Notes to the Financial Statements

September 30, 2016

NOTE 1. ORGANIZATION

The Fuller & Thaler Behavioral Core Equity Fund (“the Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on March 18, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Fuller & Thaler Asset Management, Inc. (the “Adviser” or “Fuller & Thaler”). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund currently offers three share classes: Institutional Shares, A Shares and Select Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. A Shares currently has a maximum sales charge on purchases of 5.50% as a percentage of the original purchase price.

Reorganization – The Fuller & Thaler Behavioral Core Equity Fund is the legal successor to the AllianzGI Behavioral Advantage Large Cap Fund (the “Predecessor Fund”), a series of the Allianz Funds Multi-Strategy Trust, an unaffiliated registered investment company. On October 23, 2015, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 171,108 shares of the Fund’s Class A Shares, valued at $3,360,777 for the 41,127, 22,500 and 109,062 shares, respectively, of the Class A Shares, Class C Shares and Class D Shares of the Predecessor Fund outstanding on October 23, 2015; 830,504 shares of the Fund’s Institutional Shares, valued at $16,440,186 for the 830,504 shares of the Institutional Shares of the Predecessor Fund outstanding on October 23, 2015; and 4,856 shares of the Fund’s Select Shares, valued at $95,761 for the 4,856 shares, of the Class P Shares of the Predecessor Fund outstanding on October 23, 2015.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Predecessor Fund were $19,896,724, including $676,339 of unrealized appreciation, $230,311 of undistributed net investment income, and $1,642,910 of accumulated realized gain.

The accounting and performance history of the Class A, Class P and Institutional Class Shares of the Predecessor Fund were re-designated as that of the Class A, Select and Institutional Shares of the Fund, respectively.

The Reorganization shifted the investment advisory responsibility from Allianz Global Investors Fund Management LLC to Fuller & Thaler. Prior to the Reorganization, Fuller & Thaler served as the Predecessor Fund’s sub-adviser, thus maintaining the continuity of the portfolio management.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946,

Notes to the Financial Statements (continued)

September 30, 2016

“Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income —  The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For all purposes other than financial reporting, security transactions are accounted for no later than one business day following trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Notes to the Financial Statements (continued)

September 30, 2016

For the fiscal year ended September 30, 2016, the Fund made the following reclassifications to increase/ (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss from Investments
$ (1)	$(5,475)	$5,476

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board-approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Notes to the Financial Statements (continued)

September 30, 2016

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Common Stocks *	$8,807,367	$–	$–	$8,807,367
Cash Equivalents	329,680	–	–	329,680
Total	$9,137,047	$–	$–	$9,137,047

*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels for the fiscal year ended September 30, 2016.

Notes to the Financial Statements (continued)

September 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to October 26, 2015, AGIFM was paid a fee at an annual rate of 0.40% and earned fees of $5,410. For the fiscal year ended September 30, 2016, the Adviser earned fees of $59,499 from the Fund. At September 30, 2016, the Adviser owed $14,633 to the Fund, including fee waivers and expense reimbursements.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; nor the Fund’s (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (v) indirect expenses such as acquired fund fees and expenses) do not exceed 0.65%, 0.90% and 0.75% for Institutional Shares, A Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2017, and 0.80%, 1.05% and 0.90% for Institutional Shares, A Shares and Select Shares, respectively, of the Fund’s average daily net assets through January 31, 2018 (“Expense Limitation”). Prior to October 26, 2015, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses did not exceed 0.55%, 0.81% and 0.65% for Institutional Shares, A Shares and Select Shares, respectively, through March 31, 2016. During any fiscal year that the Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, if such recoupment can be achieved within the Expense Limitation as well as any expense limitation in effect at the time the reimbursement is made. This expense cap agreement may be terminated by the Board at any time.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Amount	Recoverable through
$202,337	September 30, 2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”), formerly Huntington Asset Services, Inc. (“HASI”), to supply non-investment related administrative and compliance services for the Fund. Prior to October 26, 2015, the Fund was serviced by AGIFM. For the fiscal year ended September 30, 2016, Ultimus earned fees of $29,327 for administrative services provided to the Fund. At September 30, 2016, Ultimus was owed $2,625 by the Fund for administrative and compliance services.

The Trust also retains Ultimus to act as the Fund’s transfer agent and to provide fund accounting services. Prior to October 26, 2015, the Fund was serviced by Boston Financial Data Services, Inc. as transfer agent and State Street Bank & Trust Co. (“State Street”) as fund accounting agent. For the fiscal year ended September 30, 2016, Ultimus earned fees of $17,723 for transfer agent services provided to the Fund. For the fiscal year ended September 30, 2016, Ultimus earned fees of $17,764 from the Fund for fund accounting services. At September 30, 2016, Ultimus was owed $2,208 by the Fund for fund accounting services. At September 30, 2016, the Fund owed Ultimus $1,844 for transfer agent services.

Certain officers and one trustee of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). Effective at the close of business

Notes to the Financial Statements (continued)

September 30, 2016

on December 31, 2015, Ultimus Fund Solutions, LLC acquired HASI and the Distributor from Huntington Bancshares, Inc. (“HBI”). For the fiscal year ended September 30, 2016, the Custodian earned fees of $7,463 for custody services provided to the Fund. Prior to January 1, 2016, the HASI and the Distributor were under common control by HBI. Prior to October 26, 2015, the Fund’s distributor was Allianz Global Investors Distributors LLC and the custodian was State Street.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund’s A Shares in connection with the promotion and distribution of the Fund’s A Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current A Shares shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually incurred. Accordingly, the 12b-1 Expenses of the A Shares of the Fund may be less than fees paid out by the class under the Plan. During the fiscal year ended September 30, 2016, the Distributor received $830 from commissions earned on sales of A Shares, of which $716 was re-allowed to intermediaries of the Fund.

The Fund has adopted an Administrative Services Plan (the “Services Plan”) for Select Shares of the Fund. The Services Plan allows the Fund to use Select Shares to pay financial intermediaries that provide services relating to Select Shares. The Services Plan permits payments for the provision of certain administrative, record keeping and other services to Select Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Select Shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$–
Other	21,226,654
Sales
U.S. Government Obligations	$–
Other	31,697,460

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to the Financial Statements (continued)

September 30, 2016

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2016, Charles Schwab & Co., Inc. (“Schwab”) owned 37% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of September 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$879,581
Gross Unrealized Depreciation	(152,963)
Net Unrealized Appreciation (Depreciation)	$726,618

At September 30, 2016, the aggregate cost of securities for federal income tax purposes was $8,410,429 for the Fund. The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses.

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015, were as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$299,373	$5,284,997
Net Long-Term Capital Gains	2,161,502	12,546,021
Total Distributions Paid	$2,460,875	$17,831,018

At September 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$85,732
Accumulated Capital and Other Losses	(1,519,598)
Unrealized Appreciation (Depreciation)	726,618
Total Accumulated Earnings (Deficit)	$(707,248)

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2016, the Fund deferred post October capital losses in the amount of $1,519,598.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no items requiring additional disclosure.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Capitol Series Trust:

We have audited the accompanying statement of assets and liabilities of Capitol Series Trust –Fuller & Thaler Behavioral Core Equity Fund (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights for the periods ended September 30, 2015 and prior were audited by other auditors whose report thereon dated November 29, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fuller & Thaler Behavioral Core Equity Fund as of September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

November 29, 2016

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges and short-term redemptions. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value, April 1, 2016	Ending Account Value, September 30, 2016	Expenses Paid During Period(a)	Annualized Expense Ratio
Fuller & Thaler Behavioral Core Equity Fund
Institutional Shares	Actual	$1,000.00	$1,123.80	$3.45	0.65%

	Hypothetical(b)	$1,000.00	$1,021.75	$3.29	0.65%

A Shares	Actual	$1,000.00	$1,122.80	$4.78	0.90%

	Hypothetical(b)	$1,000.00	$1,020.50	$4.55	0.90%

Select Shares	Actual	$1,000.00	$1,123.40	$3.98	0.75%

	Hypothetical(b)	$1,000.00	$1,021.25	$3.79	0.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Other Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income:  The Fund designates approximately 53%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction:  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2016 ordinary income dividends, 56% qualifies for the corporate dividends received deduction.

For the fiscal year ended September 30, 2016, the Fund designated $2,161,502 as 20% long-term capital gain distributions.

Change in Independent Registered Public Accounting Firm (Unaudited)

The Board, with the approval and recommendation of the Audit Committee, selected Ernst & Young LLP (“EY”) to replace KPMG LLP (“KPMG”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending September 30, 2017.

For the most recent fiscal period, KPMG audited the Fund’s financial statements. KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and KPMG on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report.

Trustees and Officers – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Walter B. Grimm Age: 70 Trustee Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to June 2015).

Mary M. Morrow Age: 57 Trustee Began Serving: November 2013

Principal Occupations(s): Vice President, Strategic Initiatives, Gateway Health (January 2015 to present).

Previous Position(s): Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 7 series.

Interested Trustees & Officers

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

R. Jeffrey Young*** Age: 51 Chairman of the Board and Trustee Began Serving: September 2013

Principal Occupation(s): Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); President, Unified Financial Securities, LLC (July 2015 to present) (Trust Distributor); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015); Senior Vice President, Huntington Asset Services, Inc. (January 2010 to April 2015); Chief Executive Officer, The Huntington Funds (February 2010 to April 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to April 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Trustees and Officers – (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Matthew J. Miller Age: 40 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 36 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Assistant Treasurer, Unified Series Trust (2011 to August 2014).

John C. Swhear Age: 55 Chief Compliance Officer and Anti-Money Laundering Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Vice President of the Unified Series Trust (January 2016 to present); and Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of Valued Advisers Trust (May 2007 to present).

Previous Position(s): Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (May 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); President, Unified Series Trust (August 2013 to January 2016); Interim President, Unified Series Trust (March 2012 to August 2013); Senior Vice President, Unified Series Trust (May 2007 to March 2012); Secretary, The Huntington Funds (April 2010 to February 2012).

Trustees and Officers – (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Stacey Havens Age: 50 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Tiffany R. Franklin Age: 40 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, Huntington Strategy Shares (December 2015 to March 2016); Secretary, The Huntington Funds (December 2015 to April 2016); Florida Registered Paralegal, Anton Legal Group (February 2007 to June 2011); previously employed as a Paralegal in various capacities for private practice law firms in Indiana.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 7 series.
***	Mr. Young is deemed an interested trustee because he is an officer of an entity that is under common control with Unified Financial Securities, LLC, the Trust’s distributor.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

CAPITOL SERIES TRUST

PRIVACY POLICY

(Unaudited)

Capitol Series Trust (the “Trust”) on behalf of each of its series (each a “Fund,” collectively the “Funds”) adopts the following privacy policy in order to safeguard the personal information of its consumers and customers that are individuals in accordance with Securities and Exchange Commission Regulation S-P,17 CFR 284.30.

We collect only relevant information about a Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Trust does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to a Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to a Fund. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that a shareholder holds shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the shareholders’ financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

PROXY VOTING – (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (888) 912-4562 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Tiffany R. Franklin, Secretary

INVESTMENT ADVISER

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Indianapolis, IN 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Core Equity Fund:	FY 2016	$18,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Core Equity Fund:	FY 2016	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Core Equity Fund:	FY 2016	$5,875

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Core Equity Fund:	FY 2016	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 11/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 11/29/16

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date 11/29/16